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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 12, 2009
                        (Date of earliest event reported)

                                CLEARFIELD, INC.
             (Exact name of registrant as specified in its charter)

                                    Minnesota
                 (State of other jurisdiction of incorporation)

         0-16106                                        41-1347235
 (Commission File No.)                         (IRS Employer Identification No.)



                       5480 Nathan Lane North, Suite 120,
                               Plymouth, MN 55442
               (Address of principal executive offices) (Zip Code)



                                 (763) 7476-6866
               Registrant's telephone number, including area code:


                                 Not Applicable
   (Former name, former address and former fiscal year, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On May 7, 2009, the Board of Directors of Clearfield, Inc. (the "Company") appointed Bruce G. Blackey as the Company's Secretary. Mr. Blackey also serves as the Company's Chief Financial Officer.

Item 8.01. Other Events.

      On May 7, 2009, the Audit Committee of the Board recommended and the Board of Directors of the Company adopted an amended and restated charter of the Audit Committee. A copy of the Audit Committee Charter as amended and restated on May 7, 2009 is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.


Exhibit
99.1 Amended and Restated Audit Committee Charter of Clearfield, Inc., adopted May 7, 2009

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




        Dated: May 12, 2009                     CLEARFIELD, INC.

                                                /s/ Bruce G. Blackey
                                                --------------------------------
                                      Name:     Bruce G. Blackey
                                     Title:     Chief Financial Officer and
                                                Secretary